UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/27/2015

Item 1. Reports to Stockholders.

Semiannual Report	2/28/2015

The Right Way to Invest

Oppenheimer
Developing Markets Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/27/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Index
6-Month	-11.63%	-16.71%	-8.30%
1-Year	-0.39	-6.12	5.01
5-Year	6.46	5.21	3.64
10-Year	10.53	9.88	7.90

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*February 27, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through February 28, 2015.

2      OPPENHEIMER DEVELOPING MARKETS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -11.63% during the reporting period, underperforming the MSCI Emerging Markets Index (the “Index”), which returned -8.30%. Both the Fund and the Index experienced declines in what was a volatile period for emerging market equities. The Fund underperformed the Index as falling oil prices negatively affected the share prices of our companies in Russia, Brazil and Colombia. In addition, we did not participate in the outperformance of Chinese banks, heavy industries and state-owned enterprises as these are companies we tend to avoid, given our investment discipline. On a sector basis, the Fund underperformed primarily due to weaker relative stock selection in the energy, consumer staples and financials sectors. The Fund outperformed the Index in the materials sector, where stronger relative stock selection and an underweight position benefited. Stronger relative stock selection in the industrials sector also contributed positively to relative performance.

The underperformance of the Fund this six-month reporting period is disappointing, but should not detract from the Fund’s track record over the longer term. The Fund’s Class A shares (without sales charge) returned -0.39%, 6.46% and 10.53% for the 1-year, 5-year and 10-year periods ended February 27, 2015. During the same periods, the Index returned 5.01%, 3.64% and 7.90%, respectively.

MARKET OVERVIEW

The reporting period was a difficult one for emerging markets. Sentiment had turned negative at the start of the reporting period, as investor concerns re-emerged regarding slow global growth and the potential for tighter liquidity when the U.S. normalizes interest rates. During the fourth quarter, a swiftly falling oil price also compounded these fears. Currencies and share prices declined sharply in oil-producing emerging markets and softened in most others. The notable exception to this was China where the first rate cut in over two years was very positive for banks and indebted state-owned enterprises.

FUND REVIEW

Top contributors to performance this reporting period included Housing Development Finance Corporation Ltd., Infosys Ltd. and LVMH Moet Hennessy Louis Vuitton SA. Housing Development Finance Corporation (HDFC) and Infosys are both based in India. Indian stocks in general have been outperforming equities domiciled in many other emerging markets on positive investor sentiment towards the country. HDFC, the leading provider of housing loans in India, is a public company with no state ownership and in our opinion, is well capitalized, soundly managed, and well positioned for growth as India continues to

3      OPPENHEIMER DEVELOPING MARKETS FUND

develop. The company released strong third quarter earnings results, which helped boost its stock. Infosys is an international IT consulting and software company with a global footprint, making almost all of its sales outside of India. During the summer a new CEO joined the firm and investors have reacted positively. The Indian rupee weakened as well this summer. This benefits Infosys with its foreign currency revenues and Indian rupee costs. France-based luxury goods company LVMH Moet Hennessy Louis Vuitton rallied after reporting solid fourth quarter results.

Detractors from performance this reporting period included Petroleo Brasileiro SA, Yandex NV and BM&FBovespa S.A. Petroleo Brasileiro — or “Petrobras” — is a Brazilian oil exploration and production company. Its share price has been very negatively affected by the fall in world oil prices and negative company specific news related to an alleged corruption scandal. We have owned Petrobras in the portfolio for several years. We were attracted to the company’s relatively low oil lifting cost and to its growth potential. However, the stock declined and we exited our position. Yandex is the leading Internet search engine in Russia, with a near monopoly position. The stock suffered from the oil-related macroeconomic concerns that hit Russian stocks during the reporting period. In our opinion, the negative effect of a near-term recession is more than priced into the stock, which offers significant longer-term potential. BM&FBovespa, based in Brazil, combines the activities of BOVESPA (the

Brazilian Stock Exchange) and BM&F (the futures and commodities exchange). It also organizes, develops and provides systems for trading a variety of securities including, equities, derivatives, fixed income securities, federal government securities, spot foreign exchange and agricultural commodities. The company has continued to struggle under challenging economic and market conditions.

STRATEGY & OUTLOOK

We believe that the near-term backdrop for emerging market economic growth will be challenging. Worldwide demand continues to be weak and there is very little growth, with the exception of the U.S. and China. As a result, global trade is flat and companies in the emerging world that rely on exports to generate earnings are challenged. Commodity prices have also declined and many of the larger markets and areas in the developing world are commodity resources producers. We believe it is unlikely that commodity prices will recover in the near term until worldwide growth picks up.

That said, the longer term story in emerging markets has always been one of development — development of deeper, more varied, market-driven economies that are not as dependent upon resource extraction and export and that have stronger institutions. These economies have grown to represent more than half of incremental growth in the global economy and we believe this will continue. While we cannot predict when a turnaround will occur, we have remained focused on our investment discipline of

4      OPPENHEIMER DEVELOPING MARKETS FUND

investing in what we consider to be extraordinary companies that have sustainable competitive advantages in markets with high barriers to entry, low financial and operating leverage, along with strong management teams that are aligned with shareholder interests.

This discipline has served the portfolio well throughout its history, and we will continue to follow it.

Justin Leverenz, CFA
Portfolio Manager

5      OPPENHEIMER DEVELOPING MARKETS FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS
Baidu, Inc., Sponsored ADR	4 .2%
Housing Development Finance Corp. Ltd.	3 .7
Infosys Ltd.	3 .3
Magnit PJSC	2 .7
Tencent Holdings Ltd.	2 .5
Taiwan Semiconductor Manufacturing Co. Ltd.	2 .1
NOVATEK OAO, Sponsored GDR	2 .1
Prada SpA	1 .9
America Movil SAB de CV, Cl. L, ADR	1 .9
LVMH Moet Hennessy Louis Vuitton SA	1 .9

Portfolio holdings and allocations are subject to change. Percentages are as of February 27, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS
India	15 .9%
China	15 .7
Brazil	9 .0
Mexico	7 .3
United States	6 .7
Russia	6 .6
Hong Kong	5 .9
France	3 .2
United Kingdom	3 .2
Switzerland	2 .9

Portfolio holdings and allocation are subject to change. Percentages are as of February 27, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 27, 2015, and are based on the total market value of investments.

*February 27, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

6      OPPENHEIMER DEVELOPING MARKETS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/27/15

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (ODMAX)	11/18/96	-11.63%	-0.39%	6.46%		10.53%
Class B (ODVBX)	11/18/96	-11.97%	-1.15%	5.59%		10.02%
Class C (ODVCX)	11/18/96	-11.98%	-1.15%	5.71%		9.75%
Class I (ODVIX)	12/29/11	-11.43%	0.06%	8.08%	*	N/A
Class R (ODVNX)	3/1/01	-11.73%	-0.63%	6.11%		10.14%
Class Y (ODVYX)	9/7/05	-11.53%	-0.15%	6.79%		10.24%	*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/27/15

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (ODMAX)	11/18/96	-16.71%	-6.12%	5.21%		9.88%
Class B (ODVBX)	11/18/96	-16.30%	-6.01%	5.26%		10.02%
Class C (ODVCX)	11/18/96	-12.84%	-2.12%	5.71%		9.75%
Class I (ODVIX)	12/29/11	-11.43%	0.06%	8.08%	*	N/A
Class R (ODVNX)	3/1/01	-12.60%	-1.61%	6.11%		10.14%
Class Y (ODVYX)	9/7/05	-11.53%	-0.15%	6.79%		10.24%	*

*Shows performance since inception

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% CDSC for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Index, which is designed to measure equity market performance of emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7      OPPENHEIMER DEVELOPING MARKETS FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER DEVELOPING MARKETS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 27, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 27, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER DEVELOPING MARKETS FUND

Actual	Beginning Account Value September 1, 2014	Ending Account Value February 27, 2015	Expenses Paid During 6 Months Ended February 27, 2015
Class A	$1,000.00	$883.70	$6.01
Class B	1,000.00	880.30	9.56
Class C	1,000.00	880.20	9.51
Class I	1,000.00	885.70	4.01
Class R	1,000.00	882.70	7.18
Class Y	1,000.00	884.70	4.89

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.29	6.44
Class B	1,000.00	1,014.55	10.23
Class C	1,000.00	1,014.60	10.18
Class I	1,000.00	1,020.42	4.29
Class R	1,000.00	1,017.06	7.69
Class Y	1,000.00	1,019.48	5.24

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 27, 2015 are as follows:

Class	Expense Ratios
Class A	1.29%
Class B	2.05
Class C	2.04
Class I	0.86
Class R	1.54
Class Y	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS February 27,2015* Unaudited

	Shares	Value

Common Stocks—90.8%

Consumer Discretionary—16.2%
Automobiles—1.6%
Astra International Tbk PT	1,037,502,500	$629,992,396

Diversified Consumer Services—2.0%
Estacio Participacoes SA1	42,821,850	291,135,783

Kroton Educacional SA	38,543,613	141,072,000

New Oriental Education & Technology Group, Inc., Sponsored ADR[1,2]	18,281,921	350,281,606

		782,489,389

Hotels, Restaurants & Leisure—3.0%
Genting Bhd	164,286,400	403,286,553

Homeinns Hotel Group, ADR[1,2]	6,717,713	179,430,114

Jollibee Foods Corp.	46,318,793	230,857,997

Melco Crown Entertainment Ltd., ADR	14,596,328	350,603,799

		1,164,178,463

Household Durables—0.4%
Cyrela Brazil Realty SA Empreendimentose Participacoes[1]	34,568,300	141,013,092

Internet & Catalog Retail—1.6%
B2W Cia Digital[1,2]	15,516,932	109,595,592

JD.com, Inc., ADR[2]	13,788,567	381,529,649

Qunar Cayman Islands Ltd., ADR[2]	5,423,600	147,467,684

		638,592,925

Media—2.3%
Grupo Televisa SAB, Sponsored ADR[2]	15,751,416	537,438,314

	Shares	Value

Media (Continued)

Zee Entertainment Enterprises Ltd.[1]	68,716,575	$385,743,236

		923,181,550

Textiles, Apparel & Luxury Goods—5.3%
Cie Financiere Richemont SA	5,689,736	500,563,607

Hermes International	37,455	12,077,338

Kering	453,978	92,336,484

LVMH Moet Hennessy Louis Vuitton SA	4,037,029	738,659,242

Prada SpA	126,303,810	758,745,019

		2,102,381,690

Consumer Staples—13.6%

Beverages—5.1%
Ambev SA, ADR	50,829,130	327,847,889

Anadolu Efes Biracilik Ve Malt Sanayii AS2	21,133,687	172,614,609

Fomento Economico Mexicano SAB de CV2	39,672,290	377,388,389

Nigerian Breweries plc	227,681,258	159,843,371

Pernod Ricard SA	3,322,180	393,347,967

SABMiller plc	7,786,604	441,228,790

Tsingtao Brewery Co. Ltd., Cl. H	22,950,000	144,817,066

		2,017,088,081

Food & Staples Retailing—5.4%
Almacenes Exito SA1	15,445,685	152,604,894

Almacenes Exito SA, GDR[1,3]	11,250,373	111,413,569

BIM Birlesik Magazalar AS	8,660,166	162,246,503

Casino Guichard Perrachon SA	97,004	9,132,053

Cencosud SA	63,795,504	157,150,882

CP ALL PCL	279,548,300	345,878,289

Magnit PJSC[1,2]	5,738,711	1,051,431,801

Wal-Mart de Mexico SAB de CV	60,721,653	149,002,455

		2,138,860,446

11      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Food Products—2.1%
Tingyi Cayman Islands Holding Corp.	211,230,000	$530,923,574

Ulker Biskuvi Sanayi AS	10,681,002	82,708,656

Want Want China Holdings Ltd.	175,718,000	193,221,038

		806,853,268

Household Products—0.2%
Unilever Indonesia Tbk PT	32,278,500	89,918,426

Personal Products—0.8%
Colgate-Palmolive India Ltd.	3,772,374	118,038,478

Natura Cosmeticos SA1	19,102,700	189,226,922

		307,265,400

Energy—4.4%

Energy Equipment & Services—1.3%
China Oilfield Services Ltd., Cl. H1	109,264,000	165,316,483

Tenaris SA, ADR	11,753,419	335,560,112

		500,876,595

Oil, Gas & Consumable Fuels—3.1%
Genel Energy plc[1,2]	12,113,620	108,813,009

NOVATEK OAO, Sponsored GDR	9,767,860	816,902,298

Tullow Oil plc[1]	48,037,358	286,221,388

		1,211,936,695

Financials—21.0%

Commercial Banks—6.9%
Banco Bradesco SA, ADR	15,510,870	204,433,267

Bancolombia SA, Sponsored ADR	4,021,405	165,279,745

Commercial International Bank Egypt SAE	28,529,090	205,273,496

Grupo Aval Acciones y Valores	34,430,533	335,353,391

	Shares	Value

Commercial Banks (Continued)

Grupo Financiero Banorte SAB de CV	100,394,089	$543,281,495

Grupo Financiero Inbursa SAB de CV	129,140,974	360,149,975

Guaranty Trust Bank plc	813,506,865	94,383,665

ICICI Bank Ltd., Sponsored ADR	57,918,690	674,752,739

Kotak Mahindra Bank Ltd.	1,820,183	39,297,648

Zenith Bank plc	1,278,261,810	111,070,885

		2,733,276,306

Diversified Financial Services—3.2%
BM&FBovespa SA1	108,185,948	382,628,593

Grupo de Inversiones Suramericana SA	14,733,486	206,506,605

Haci Omer Sabanci Holding AS	88,215,656	339,983,461

Hong Kong Exchanges & Clearing Ltd.	13,938,775	321,493,451

		1,250,612,110

Insurance—4.0%
AIA Group Ltd.	81,235,800	476,382,252

China Life Insurance Co. Ltd., Cl. H	77,141,000	330,520,132

China Pacific Insurance Group Co. Ltd., Cl. H	42,745,800	222,851,931

Old Mutual plc	117,749,197	409,229,747

Sul America SA1	27,659,033	127,443,470

		1,566,427,532

Real Estate Management & Development—3.2%
Hang Lung Group Ltd.	39,349,750	183,627,781

Hang Lung Properties Ltd.	202,316,881	572,378,398

SM Prime Holdings, Inc.	732,394,672	328,120,903

SOHO China Ltd.[1]	220,129,000	158,087,379

		1,242,214,461

12      OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Thrifts & Mortgage Finance—3.7%
Housing Development Finance Corp. Ltd.	67,579,898	$1,476,490,845

Health Care—4.4%

Health Care Equipment & Supplies—0.2%
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H1	87,124,000	71,771,594

Health Care Providers & Services—1.8%
Apollo Hospitals Enterprise Ltd.[1]	12,086,295	254,112,822

Diagnosticos da America SA1	27,003,700	101,688,966

Sinopharm Group Co. Ltd., Cl. H1	105,089,200	366,857,633

		722,659,421

Life Sciences Tools & Services—0.1%
Divi’s Laboratories Ltd.	772,105	21,277,565

Pharmaceuticals—2.3%
Cipla Ltd.	18,613,261	202,578,486

Dr. Reddy’s Laboratories Ltd.	6,630,499	350,816,065

Glenmark Pharmaceuticals Ltd.	8,983,891	113,524,976

Lupin Ltd.	2,486,892	70,288,557

Sun Pharmaceutical Industries Ltd.	12,469,522	177,021,457

		914,229,541

Industrials—5.2%

Aerospace & Defense—1.2%
Embraer SA, Sponsored ADR[1]	13,054,152	456,764,778

Construction & Engineering—0.3%
Larsen & Toubro Ltd.	4,220,822	120,269,155

Industrial Conglomerates—2.1%
Alfa SAB de CV, Cl. A2	21,093,167	45,711,871

Jardine Strategic Holdings Ltd.	11,736,665	407,988,294

	Shares	Value

Industrial Conglomerates (Continued)

SM Investments Corp.	18,378,506	$366,684,817

		820,384,982

Transportation Infrastructure—1.6%
Airports of Thailand PCL	9,942,700	94,893,127

DP World Ltd.	20,814,925	441,276,410

Grupo Aeroportuario del Sureste SAB de CV, Cl. B2	7,195,873	98,932,106

		635,101,643

Information Technology—17.9%

Internet Software & Services—10.6%
Alibaba Group Holding Ltd., Sponsored ADR[2]	3,195,200	271,975,424

Baidu, Inc., Sponsored ADR[2]	8,153,563	1,661,288,461

MercadoLibre, Inc.[1]	2,849,634	373,216,565

NAVER Corp.	661,499	397,282,953

Tencent Holdings Ltd.	56,266,410	984,698,333

Yandex NV, Cl. A2	29,335,699	482,572,249

		4,171,033,985

IT Services—4.5%
Infosys Ltd.	35,252,415	1,294,997,115

Tata Consultancy Services Ltd.	10,977,181	473,751,904

		1,768,749,019

Semiconductors & Semiconductor Equipment— 2.8%
MediaTek, Inc.	17,695,000	266,922,189

Taiwan Semiconductor Manufacturing Co. Ltd.	173,922,429	831,275,167

		1,098,197,356

Materials—4.3%

Chemicals—0.2%
Asian Paints Ltd.	4,610,800	60,188,041

Construction Materials—1.9%
Ambuja Cements Ltd.	44,125,515	191,687,630

13    OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Construction Materials (Continued)
Indocement Tunggal Prakarsa Tbk PT	102,713,200	$190,918,884

Semen Indonesia Persero Tbk PT	159,847,300	183,822,611

Ultratech Cement Ltd.	3,881,542	196,213,385

		762,642,510

Metals & Mining—2.2%
Alrosa AO	196,425,554	218,315,022

Glencore plc	140,031,970	647,283,489

		865,598,511

Telecommunication Services—3.8%

Diversified Telecommunication Services—1.0%
Telefonica Brasil SA, ADR	22,103,896	409,806,232

Wireless Telecommunication Services—2.8%
America Movil SAB de CV, Cl. L, ADR	34,600,672	739,762,367

MTN Group Ltd.	19,836,865	351,754,010

		1,091,516,377

Total Common Stocks (Cost $30,283,459,719)		35,713,840,380

Preferred Stocks—2.1%

Banco Davivienda SA, Preference	12,909,328	136,323,867

Bancolombia SA, Preference	1,847,126	19,062,531

Cia Brasileira de Distribuicao, Preference	2,101,800	71,929,501

	Shares	Value

Preferred Stocks (Continued)

Lojas Americanas SA, Preference[1]	98,405,500	$578,560,209

Telefonica Brasil SA, Preference	32,400	603,887

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.[1]	1,895,913,054	26,994,636

Total Preferred Stocks (Cost $652,076,113)		833,474,631

	Units	Value

Rights, Warrants and Certificates—0.1%

Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[2] (Cost $22,944,872)	36,522,500	22,193,195

	Shares

Investment Companies—6.7%

OFI Global China Fund, LLC, China A Series [1,2]	20,001,060	202,210,717

Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[1,4]	2,443,205,542	2,443,205,542

Total Investment Companies (Cost $2,643,215,358)		2,645,416,259

Total Investments, at Value (Cost $33,601,696,062)	99.7%	39,214,924,465

Net Other Assets (Liabilities)	0.3	109,874,111

Net Assets	100.0%	$39,324,798,576

Footnotes to Statement of Investments

* February 27, 2015 represents the last business day of the Fund’s fiscal year. See Note 2 of accompanying Notes.

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

MYR    Malaysian Ringgit

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended February 27, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

14      OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Statement of Investments (Continued)

	Shares August 29, 2014[a]	Gross Additions	Gross Reductions	Shares February 27, 2015

Almacenes Exito SA	12,282,111	3,163,574	—	15,445,685
Almacenes Exito SA, GDR	11,250,373	—	—	11,250,373
Apollo Hospitals Enterprise Ltd.	11,678,894	407,401	—	12,086,295
B2W Cia Digital	13,741,532	2,361,300	585,900	15,516,932
BM&FBovespa SA	144,771,198	—	36,585,250	108,185,948
China Oilfield Services Ltd., Cl. H	78,612,000	30,652,000	—	109,264,000
Cyrela Brazil Realty SA Empreendimentos e Participacoes	34,568,300	—	—	34,568,300
Diagnosticos da America SA	27,003,700	—	—	27,003,700
Embraer SA, Sponsored ADR	9,592,082	3,462,070	—	13,054,152
Estacio Participacoes SA	33,258,250	19,421,700	9,858,100	42,821,850
Genel Energy plc[b]	13,112,988	1,624,464	2,623,832	12,113,620
Homeinns Hotel Group, ADR (formerly, Home Inns & Hotel Management, Inc., ADR)[b]	6,468,725	248,988	—	6,717,713
Lojas Americanas SA, Preference[b]	93,094,600	5,310,900	—	98,405,500
Magnit PJSC	4,081,317	1,657,394	—	5,738,711
MercadoLibre, Inc.	4,728,681	—	1,879,047	2,849,634
Mindray Medical International Ltd., ADR	5,767,314	—	5,767,314	—
Natura Cosmeticos SAb	23,391,700	2,545,800	6,834,800	19,102,700
New Oriental Education & Technology Group, Inc., Sponsored ADR	17,676,762	605,159	—	18,281,921
OFI Global China Fund, LLC, China A Series	—	20,001,060	—	20,001,060
Oppenheimer Institutional Money Market Fund, Cl. E	2,678,303,651	3,130,543,142	3,365,641,251	2,443,205,542
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. Hb	174,240,000	—	87,116,000	87,124,000
Sinopharm Group Co. Ltd., Cl. H	93,383,600	21,868,400	10,162,800	105,089,200
SOHO China Ltd.[b]	279,218,500	—	59,089,500	220,129,000
Sul America SA	27,659,033	—	—	27,659,033
Tullow Oil plc	46,902,566	9,952,412	8,817,620	48,037,358
Zee Entertainment Enterprises Ltd.	82,290,959	—	13,574,384	68,716,575
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	1,895,913,054	—	—	1,895,913,054

		Value	Income	Realized Gain (Loss)

Almacenes Exito SA		$152,604,894	$1,500,496	$—
Almacenes Exito SA, GDR		111,413,569	1,138,414	—
Apollo Hospitals Enterprise Ltd.		254,112,822	—	—
B2W Cia Digital		109,595,592	—	1,383,368
BM&FBovespa SA		382,628,593	4,364,070	(107,699,774)
China Oilfield Services Ltd., Cl. H		165,316,483	—	—
Cyrela Brazil Realty SA Empreendimentos e Participacoes		141,013,092	—	—
Diagnosticos da America SA		101,688,966	—	—
Embraer SA, Sponsored ADR		456,764,778	2,584,954	—
Estacio Participacoes SA		291,135,783	—	51,509,160

15      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value		Income	Realized Gain (Loss)

Genel Energy plc [b]	$	— [c]	$—	$(20,877,753)
Homeinns Hotel Group, ADR (formerly, Home Inns & Hotel Management, Inc., ADR)[b]		— [c]	—	—
Lojas Americanas SA, Preference [b]		— [c]	1,563,845	—
Magnit PJSC		1,051,431,801	16,162,149	—
MercadoLibre, Inc.		373,216,565	1,258,555	69,351,215
Mindray Medical International Ltd., ADR		—	—	(29,902,737)
Natura Cosmeticos SAb		— [c]	6,929,385	(51,078,211)
New Oriental Education & Technology Group, Inc., Sponsored ADR		350,281,606	—	—
OFI Global China Fund, LLC, China A Series		202,210,717	—	—
Oppenheimer Institutional Money Market Fund, Cl. E		2,443,205,542	1,097,866	—
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. Hb		— [c]	595,621	(14,170,208)
Sinopharm Group Co. Ltd., Cl. H		366,857,633	—	2,354,213
SOHO China Ltd.[b]		— [c]	5,444,335	(9,639,172)
Sul America SA		127,443,470	2,171,363	—
Tullow Oil plc		286,221,388	—	(146,470,201)
Zee Entertainment Enterprises Ltd.		385,743,236	—	37,658,923
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		26,994,636	—	—

Total		$7,779,881,166	$44,811,053	$(217,581,177)

a. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. No longer an affiliate as of February 27, 2015.

c. The security is no longer an affiliate; therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $111,413,569 or 0.28% of the Fund’s net assets as of February 27, 2015.

4. Rate shown is the 7-day yield as of February 27, 2015.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

India	$6,248,044,739	15.9%
China	6,161,038,100	15.7
Brazil	3,533,750,181	9.0
Mexico	2,851,666,972	7.3
United States	2,645,416,259	6.7
Russia	2,569,221,368	6.6
Hong Kong	2,312,473,975	5.9
France	1,245,553,084	3.2
United Kingdom	1,245,492,934	3.2
Switzerland	1,147,847,096	2.9
Colombia	1,126,544,602	2.9
Taiwan	1,098,197,356	2.8
Indonesia	1,094,652,318	2.8
Philippines	925,663,717	2.4
Italy	758,745,019	1.9

16      OPPENHEIMER DEVELOPING MARKETS FUND

Geographic Holdings (Continued)	Value	Percent

Turkey	$757,553,231	1.9%
United Arab Emirates	441,276,410	1.1
Thailand	440,771,416	1.1
Malaysia	425,479,748	1.1
South Korea	397,282,953	1.0
Argentina	373,216,565	1.0
Nigeria	365,297,922	0.9
South Africa	351,754,010	0.9
Luxembourg	335,560,112	0.9
Egypt	205,273,496	0.5
Chile	157,150,882	0.4

Total	$39,214,924,465	100.0%

See accompanying Notes to Financial Statements.

17      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES February 27, 20151 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $25,780,803,302)	$31,435,043,299
Affiliated companies (cost $7,820,892,760)	7,779,881,166

39,214,924,465

Cash	9,542,054

Cash—foreign currencies (cost $151,595,036)	148,508,079

Receivables and other assets:
Shares of beneficial interest sold	91,903,396
Investments sold	89,896,385
Dividends	44,689,677
Other	1,981,735

Total assets	39,601,445,791

Liabilities
Payables and other liabilities:
Investments purchased	130,734,760
Shares of beneficial interest redeemed	80,429,008
Foreign capital gains tax	54,871,406
Distribution and service plan fees	2,590,943
Trustees’ compensation	1,735,889
Shareholder communications	7,767
Other	6,277,442

Total liabilities	276,647,215

Net Assets	$39,324,798,576

Composition of Net Assets
Paid-in capital	$34,452,731,575

Accumulated net investment loss	(77,779,285)

Accumulated net realized loss on investments and foreign currency transactions	(604,556,763)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,554,403,049

Net Assets	$39,324,798,576

18      OPPENHEIMER DEVELOPING MARKETS FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $10,294,407,831 and 287,414,950 shares of beneficial interest outstanding)	$35.82
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$38.01

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $120,478,631 and 3,468,828 shares of beneficial interest outstanding)	$34.73

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,770,016,900 and 52,212,162 shares of beneficial interest outstanding)	$33.90

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $6,771,587,103 and 191,368,952 shares of beneficial interest outstanding)	$35.38

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $820,731,735 and 23,820,189 shares of beneficial interest outstanding)	$34.46

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $19,547,576,376 and 552,675,287 shares of beneficial interest outstanding)	$35.37

1. February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF

OPERATIONS For the Six Months Ended February 27, 20151 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $18,384,903)	$202,133,791
Affiliated companies (net of foreign withholding taxes of $3,577,114)	44,811,053

Portfolio lending fees	5,294,149

Interest	635

Total investment income	252,239,628

Expenses
Management fees	156,589,410

Distribution and service plan fees:
Class A	13,529,604
Class B	659,748
Class C	9,562,027
Class R	2,171,632

Transfer and shareholder servicing agent fees:
Class A	12,041,177
Class B	145,328
Class C	2,105,477
Class I	1,018,916
Class R	956,814
Class Y	22,008,588

Shareholder communications:
Class A	41,849
Class B	1,287
Class C	8,359
Class I	2,799
Class R	1,279
Class Y	40,214

Custodian fees and expenses	10,459,648

Trustees’ compensation	324,232

Other	1,483,202

Total expenses	233,151,590
Less reduction to custodian expenses	(10,655)
Less waivers and reimbursements of expenses	(1,135,326)

Net expenses	232,005,609

Net Investment Income	20,234,019

20      OPPENHEIMER DEVELOPING MARKETS FUND

Realized and Unrealized Loss
Net realized loss on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $ 70,636)	$(315,316,901)
Affiliated companies	(217,581,177)
Foreign currency transactions	(4,003,574)

Net realized loss	(536,901,652)

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $54,871,406)	(3,583,698,837)
Translation of assets and liabilities denominated in foreign currencies	(1,120,836,089)

Net change in unrealized appreciation/depreciation	(4,704,534,926)

Net Decrease in Net Assets Resulting from Operations	$(5,221,202,559)

1. February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]

Operations
Net investment income	$20,234,019	$203,081,835

Net realized gain (loss)	(536,901,652)	1,306,596,312

Net change in unrealized appreciation/depreciation	(4,704,534,926)	6,336,848,672

Net increase (decrease) in net assets resulting from operations	(5,221,202,559)	7,846,526,819

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(29,842,422)	(13,234,494)
Class B	—	—
Class C	—	—
Class I	(55,106,789)	(16,436,167)
Class R2	(922,753)	—
Class Y	(122,099,206)	(80,830,331)

	(207,971,170)	(110,500,992)

Distributions from net realized gain:
Class A	(174,988,969)	(65,134,075)
Class B	(2,155,564)	(799,843)
Class C	(32,263,385)	(11,300,209)
Class I	(110,292,826)	(13,834,591)
Class R2	(14,384,024)	(4,593,518)
Class Y	(326,400,898)	(88,605,506)

	(660,485,666)	(184,267,742)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(656,209,586)	(2,316,362,156)
Class B	(13,272,920)	(31,217,391)
Class C	(129,932,671)	(330,154,289)
Class I	345,496,381	4,315,820,141
Class R2	(22,667,164)	(61,633,667)
Class Y	1,079,327,895	2,101,612,738

	602,741,935	3,678,065,376

Net Assets
Total increase (decrease)	(5,486,917,460)	11,229,823,461

Beginning of period	44,811,716,036	33,581,892,575

End of period (including accumulated net investment income (loss) of $(77,779,285) and $109,957,866, respectively)	$39,324,798,576	$44,811,716,036

1. February 27, 2015 and August 29, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

22      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$41.30	$33.94	$32.25	$33.15	$29.83	$24.38

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.14	0.09	0.19	0.68[3]	0.13
Net realized and unrealized gain (loss)	(4.77)	7.44	1.74	(0.53)	2.69	5.44

Total from investment operations	(4.78)	7.58	1.83	(0.34)	3.37	5.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.04)	(0.14)	(0.56)	(0.05)	(0.12)
Distributions from net realized gain	(0.60)	(0.18)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.70)	(0.22)	(0.14)	(0.56)	(0.05)	(0.12)

Net asset value, end of period	$35.82	$41.30	$33.94	$32.25	$33.15	$29.83

Total Return, at Net Asset Value[4]	(11.63)%	22.38%	5.67%	(0.89)%	11.28%	22.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,294,408	$12,573,313	$12,371,560	$10,784,891	$10,802,874	$8,184,698

Average net assets (in thousands)	$11,033,613	$13,256,077	$12,394,351	$10,327,349	$11,015,700	$7,065,585

Ratios to average net assets:[5]
Net investment income (loss)	(0.05)%	0.36%	0.27%	0.61%	1.94%[3]	0.47%
Total expenses[6]	1.30%	1.32%	1.36%	1.36%	1.30%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.31%	1.35%	1.36%	1.30%	1.35%

Portfolio turnover rate	18%	26%	29%	20%	34%	33%

23      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.31%
Year Ended August 29, 2014	1.33%
Year Ended August 30, 2013	1.37%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.30%
Year Ended August 31, 2010	1.35%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER DEVELOPING MARKETS FUND

Class B	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$40.11	$33.19	$31.68	$32.48	$29.43	$24.17

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.14)	(0.16)	(0.22)	(0.09)	0.34[3]	(0.12)
Net realized and unrealized gain (loss)	(4.64)	7.26	1.73	(0.49)	2.71	5.38

Total from investment operations	(4.78)	7.10	1.51	(0.58)	3.05	5.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.22)	0.00	0.00
Distributions from net realized gain	(0.60)	(0.18)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.60)	(0.18)	0.00	(0.22)	0.00	0.00

Net asset value, end of period	$34.73	$40.11	$33.19	$31.68	$32.48	$29.43

Total Return, at Net Asset Value[4]	(11.97)%	21.44%	4.77%	(1.73)%	10.36%	21.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$120,479	$153,828	$155,638	$179,874	$228,170	$212,590

Average net assets (in thousands)	$133,162	$156,760	$177,608	$189,982	$259,240	$205,371

Ratios to average net assets:[5]
Net investment income (loss)	(0.80)%	(0.43)%	(0.64)%	(0.28)%	0.98%[3]	(0.43)%
Total expenses[6]	2.05%	2.09%	2.23%	2.24%	2.14%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	2.08%	2.22%	2.22%	2.14%	2.21%

Portfolio turnover rate	18%	26%	29%	20%	34%	33%

25      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	2.06%
Year Ended August 29, 2014	2.10%
Year Ended August 30, 2013	2.24%
Year Ended August 31, 2012	2.24%
Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.21%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER DEVELOPING MARKETS FUND

Class C	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$39.17	$32.40	$30.87	$31.74	$28.72	$23.56

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.14)	(0.13)	(0.15)	(0.02)	0.43[3]	(0.06)
Net realized and unrealized gain (loss)	(4.53)	7.08	1.68	(0.51)	2.59	5.23

Total from investment operations	(4.67)	6.95	1.53	(0.53)	3.02	5.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.34)	0.00	(0.01)
Distributions from net realized gain	(0.60)	(0.18)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.60)	(0.18)	0.00	(0.34)	0.00	(0.01)

Net asset value, end of period	$33.90	$39.17	$32.40	$30.87	$31.74	$28.72

Total Return, at Net Asset Value[4]	(11.98)%	21.50%	4.96%	(1.57)%	10.52%	21.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,770,017	$2,190,364	$2,112,136	$2,024,406	$2,060,954	$1,374,711

Average net assets (in thousands)	$1,929,179	$2,180,118	$2,231,136	$1,974,630	$2,014,543	$1,127,812

Ratios to average net assets:[5]
Net investment income (loss)	(0.80)%	(0.37)%	(0.44)%	(0.08)%	1.30%[3]	(0.20)%
Total expenses[6]	2.05%	2.04%	2.06%	2.05%	2.01%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	2.03%	2.05%	2.05%	2.01%	2.07%

Portfolio turnover rate	18%	26%	29%	20%	34%	33%

27      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.45 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	2.06%
Year Ended August 29, 2014	2.05%
Year Ended August 30, 2013	2.07%
Year Ended August 31, 2012	2.05%
Year Ended August 31, 2011	2.01%
Year Ended August 31, 2010	2.07%

See accompanying Notes to Financial Statements.

28      OPPENHEIMER DEVELOPING MARKETS FUND

Class I	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$40.94	$33.65	$31.97	$28.91

Income (loss) from investment operations:
Net investment income[3]	0.07	0.33	0.30	0.30
Net realized and unrealized gain (loss)	(4.73)	7.35	1.68	2.76

Total from investment operations	(4.66)	7.68	1.98	3.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.21)	(0.30)	0.00
Distributions from net realized gain	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.90)	(0.39)	(0.30)	0.00

Net asset value, end of period	$35.38	$40.94	$33.65	$31.97

Total Return, at Net Asset Value[4]	(11.43)%	22.95%	6.19%	10.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,771,587	$7,445,448	$2,353,100	$597,537

Average net assets (in thousands)	$6,848,209	$3,901,775	$1,440,608	$156,814

Ratios to average net assets:[5]
Net investment income	0.38%	0.87%	0.87%	1.46%
Total expenses[6]	0.86%	0.86%	0.88%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	0.86%	0.85%	0.87%	0.88%

Portfolio turnover rate	18%	26%	29%	20%

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	0.87%
Year Ended August 29, 2014	0.87%
Year Ended August 30, 2013	0.89%
Period Ended August 31, 2012	0.88%

See accompanying Notes to Financial Statements.

29      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$39.74	$32.72	$31.11	$32.00	$28.87	$23.64

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	0.04	(0.03)	0.09	0.55[3]	0.03
Net realized and unrealized gain (loss)	(4.59)	7.16	1.69	(0.52)	2.58	5.26

Total from investment operations	(4.64)	7.20	1.66	(0.43)	3.13	5.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	0.00	(0.05)	(0.46)	0.00	(0.06)
Distributions from net realized gain	(0.60)	(0.18)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.64)	(0.18)	(0.05)	(0.46)	0.00	(0.06)

Net asset value, end of period	$34.46	$39.74	$32.72	$31.11	$32.00	$28.87

Total Return, at Net Asset Value[4]	(11.73)%	22.05%	5.33%	(1.24)%	10.84%	22.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$820,732	$972,479	$856,074	$753,301	$595,681	$388,942

Average net assets (in thousands)	$876,792	$922,384	$869,931	$648,741	$571,562	$337,841

Ratios to average net assets:[5]
Net investment income (loss)	(0.30)%	0.10%	(0.09)%	0.31%	1.63% [3]	0.12%
Total expenses[6]	1.55%	1.64%	1.84%	1.87%	1.77%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.54%	1.58%	1.70%	1.70%	1.70%	1.71%

Portfolio turnover rate	18%	26%	29%	20%	34%	33%

30      OPPENHEIMER DEVELOPING MARKETS FUND

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.56%
Year Ended August 29, 2014	1.65%
Year Ended August 30, 2013	1.85%
Year Ended August 31, 2012	1.87%
Year Ended August 31, 2011	1.77%
Year Ended August 31, 2010	1.83%

See accompanying Notes to Financial Statements.

31      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$40.88	$33.62	$31.94	$32.85	$29.55	$24.13

Income (loss) from investment operations:
Net investment income[2]	0.04	0.25	0.22	0.31	0.84[3]	0.25
Net realized and unrealized gain (loss)	(4.73)	7.35	1.71	(0.54)	2.60	5.35

Total from investment operations	(4.69)	7.60	1.93	(0.23)	3.44	5.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.16)	(0.25)	(0.68)	(0.14)	(0.18)
Distributions from net realized gain	(0.60)	(0.18)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.82)	(0.34)	(0.25)	(0.68)	(0.14)	(0.18)

Net asset value, end of period	$35.37	$40.88	$33.62	$31.94	$32.85	$29.55

Total Return, at Net Asset Value[4]	(11.53)%	22.72%	6.04%	(0.55)%	11.62%	23.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,547,576	$21,476,284	$15,733,385	$11,222,422	$8,479,943	$4,046,330

Average net assets (in thousands)	$20,170,405	$19,215,510	$14,400,407	$9,679,262	$7,355,168	$2,838,047

Ratios to average net assets:[5]
Net investment income	0.19%	0.67%	0.64%	0.99%	2.42%[3]	0.89%
Total expenses[6]	1.05%	1.04%	1.02%	1.03%	1.00%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.03%	1.01%	1.03%	1.00%	1.04%

Portfolio turnover rate	18%	26%	29%	20%	34%	33%

32      OPPENHEIMER DEVELOPING MARKETS FUND

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.06%
Year Ended August 29, 2014	1.05%
Year Ended August 30, 2013	1.03%
Year Ended August 31, 2012	1.03%
Year Ended August 31, 2011	1.00%
Year Ended August 31, 2010	1.04%

See accompanying Notes to Financial Statements.

33      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS February 27, 2015 Unaudited

1. Organization

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

34      OPPENHEIMER DEVELOPING MARKETS FUND

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

35      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended August 29, 2014, the Fund utilized $409,749,064 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended August 29, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2015	$3,478,061
2016	3,478,061

Total	$6,956,122

As of February 27, 2015, it is estimated that the capital loss carryforwards would be $6,956,122 expiring by 2016 and $536,901,652, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 27, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

36      OPPENHEIMER DEVELOPING MARKETS FUND

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 27, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$33,629,156,200

Gross unrealized appreciation	$9,791,122,231
Gross unrealized depreciation	(4,205,353,966)

Net unrealized appreciation	$5,585,768,265

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

37      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

38      OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

Security Type (Continued)	Standard inputs generally considered by third-party pricing vendors

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

39      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 27, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,946,751,166	$4,435,078,338	$—	$6,381,829,504
Consumer Staples	1,539,123,061	3,820,862,560	—	5,359,985,621
Energy	335,560,112	1,377,253,178	—	1,712,813,290
Financials	1,585,273,692	6,683,747,562	—	8,269,021,254
Health Care	—	1,729,938,121	—	1,729,938,121
Industrials	898,041,188	1,134,479,370	—	2,032,520,558
Information Technology	2,789,052,699	4,248,927,661	—	7,037,980,360
Materials	—	1,688,429,062	—	1,688,429,062
Telecommunication Services	1,149,568,599	351,754,010	—	1,501,322,609
Preferred Stocks	26,994,636	806,479,995	—	833,474,631
Rights, Warrants and Certificates	22,193,195	—	—	22,193,195
Investment Companies	2,443,205,543	202,210,717	—	2,645,416,260

Total Assets	$12,735,763,891	$26,479,160,574	$—	$39,214,924,465

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$1,005,327,169	$(1,005,327,169)

Total Assets	$1,005,327,169	$(1,005,327,169)

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

40      OPPENHEIMER DEVELOPING MARKETS FUND

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in OFI Global China Fund, LLC. In seeking exposure to class A-shares of Chinese companies (“China A-Shares”), the Fund invests in OFI Global China Fund, LLC, a private investment vehicle organized under the laws of Delaware that intends to invest significantly in China A-Shares. The China A-Shares market is an active Chinese market that includes a large number of Chinese equities as well as smaller or emerging Chinese companies that may not list elsewhere. The Fund’s investment in the China Fund may vary based on the portfolio manager’s use of different types of investments that provide exposure to Chinese securities. Since the Fund may invest a portion of its assets in the China Fund, it may be considered to be investing indirectly in those investments through the China Fund. When applicable, the Fund’s investment in China Fund is included in the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

41      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 27, 2015		Year Ended August 29, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	29,197,979	$1,085,884,803	78,851,763	$2,976,947,629
Dividends and/or distributions reinvested	5,208,288	192,342,071	1,975,137	74,126,914
Redeemed	(51,408,079)	(1,934,436,460)	(140,896,421)	(5,367,436,699)

Net decrease	(17,001,812)	$(656,209,586)	(60,069,521)	$(2,316,362,156)

Class B
Sold	9,700	$350,076	33,843	$1,262,783
Dividends and/or distributions reinvested	55,043	1,974,407	20,008	733,279
Redeemed	(430,940)	(15,597,403)	(908,160)	(33,213,453)

Net decrease	(366,197)	$(13,272,920)	(854,309)	$(31,217,391)

Class C
Sold	967,549	$34,353,053	2,427,892	$87,119,116
Dividends and/or distributions reinvested	771,135	26,997,656	259,864	9,297,917
Redeemed	(5,450,552)	(191,283,380)	(11,960,234)	(426,571,322)

Net decrease	(3,711,868)	$(129,932,671)	(9,272,478)	$(330,154,289)

Class I
Sold	34,253,776	$1,252,135,627	130,367,093	$5,004,754,183
Dividends and/or distributions reinvested	2,854,415	104,043,416	708,271	26,255,621
Redeemed	(27,595,697)	(1,010,682,662)	(19,143,084)	(715,189,663)

Net increase	9,512,494	$345,496,381	111,932,280	$4,315,820,141

Class R1
Sold	2,257,282	$80,567,394	4,571,775	$166,468,515
Dividends and/or distributions reinvested	408,655	14,523,620	119,319	4,315,755
Redeemed	(3,316,132)	(117,758,178)	(6,383,232)	(232,417,937)

Net decrease	(650,195)	$(22,667,164)	(1,692,138)	$(61,633,667)

Class Y
Sold	98,146,534	$3,644,850,193	252,495,843	$9,499,043,308
Dividends and/or distributions reinvested	10,362,241	377,703,698	3,385,595	125,503,992
Redeemed	(81,190,787)	(2,943,225,996)	(198,538,741)	(7,522,934,562)

Net increase	27,317,988	$1,079,327,895	57,342,697	$2,101,612,738

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

42      OPPENHEIMER DEVELOPING MARKETS FUND

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended February 27, 2015 were as follows:

	Purchases	Sales

Investment securities	$6,998,958,292	$6,980,603,140

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Next $15 billion	0.74
Over $45 billion	0.73

The Fund’s management fee for the fiscal six months ended February 27, 2015 was 0.77% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

43      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended February 27, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	70,244
Accumulated Liability as of February 27, 2015	556,680

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing

44      OPPENHEIMER DEVELOPING MARKETS FUND

7. Fees and Other Transactions with Affiliates (Continued)

those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
February 27, 2015	$136,571	$17,246	$114,421	$16,008	$9,740

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended February 27, 2015, the Manager waived fees and/or reimbursed the Fund $1,135,326 for IMMF management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Securities Lending. The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees, or interest on cash or securities received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount of at least 102% of the market value of the loaned U.S. securities, and at least 105% of the market value of loaned foreign securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the change in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of February 27, 2015, the Fund had no securities on loan.

45      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

46      OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

47      OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Justin Leverenz, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the diversified emerging markets category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load diversified emerging markets funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent

48      OPPENHEIMER DEVELOPING MARKETS FUND

of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

49      OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50      OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMER DEVELOPING MARKETS FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Peter I. Wold, Trustee
Justin Leverenz, Vice President
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc.  All rights reserved.

51      OPPENHEIMER DEVELOPING MARKETS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52      OPPENHEIMER DEVELOPING MARKETS FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hour access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hour automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008 © 2015 OppenheimerFunds Distributor, Inc. All rights reserved. RS0785.001.0215 April 22, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/27/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	4/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	4/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/10/2015